SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007

MORGAN STANLEY
(Exact name of registrant as specified in its charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1585 Broadway, New York, New York	10036
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)          At the annual meeting of stockholders of Morgan Stanley (the “Company”) held on April 10, 2007, the Company’s stockholders, upon recommendation of the Board of Directors (the “Board”), approved the Company’s 2007 Equity Incentive Compensation Plan (the “Plan”). The Plan provides for various types of equity awards which may be made to officers, other employees and consultants of the Company and its subsidiaries and certain other persons. The types of awards authorized under the Plan include restricted stock, stock units, stock options, stock appreciation rights and other equity-based or equity-related awards. An aggregate of 100,000,000 shares of the Company’s common stock may be delivered pursuant to awards. No awards may be made under the Plan after April 10, 2012.

A copy of the Plan is attached hereto as Exhibit 10. The description of the Plan contained herein is qualified in its entirety by reference to the full text of the Plan.

Item 8.01.          Other Events

The annual meeting of stockholders of the Company was held on April 10, 2007.

The stockholders voted on proposals to elect directors, to ratify the appointment of Deloitte & Touche LLP as independent auditor, and to approve the Plan. The stockholders also voted on stockholder proposals regarding simple majority vote and executive compensation advisory vote.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The stockholders’ vote ratified the appointment of the independent auditor and approved the Plan. The stockholder proposal regarding simple majority vote was approved, and the stockholder proposal regarding executive compensation advisory vote was not approved. The number of votes cast for or against, and the number of abstentions and broker non-votes with respect to each proposal, is set forth below. The Company’s independent inspector of elections reported the vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Vote

Election of Directors

Roy J. Bostock	826,431,237	102,199,859	16,240,850	*

Erskine B. Bowles	902,163,762	30,294,685	12,413,501	*

Howard J. Davies	915,500,612	16,684,771	12,686,562	*

C. Robert Kidder	879,035,619	51,375,858	14,460,569	*

John J. Mack	914,928,996	18,876,725	11,066,225	*

Donald T. Nicolaisen	910,801,947	20,583,556	13,486,447	*

Charles H. Noski	917,548,881	12,716,006	14,607,062	*

Hutham S. Olayan	909,964,279	21,149,816	13,757,852	*

Charles E. Phillips, Jr.	837,620,752	94,047,235	13,204,054	*

O. Griffith Sexton	919,963,083	11,549,863	13,359,100	*

Laura D. Tyson	830,318,764	101,964,949	12,588,241	*

Klaus Zumwinkel	697,801,497	233,036,104	14,034,344	*

Ratification of Independent Auditor	924,589,146	12,087,733	8,195,580	*

Approve 2007 Equity Incentive Compensation Plan	507,519,425	329,568,000	11,782,437	96,002,596

Stockholder Proposal Regarding Simple Majority Vote	498,134,553	336,953,803	13,781,497	96,002,605

Stockholder Proposal Regarding Executive Compensation Advisory Vote	316,056,011	489,644,661	43,169,173	96,002,613

* Not applicable

Item 9.01.	Financial Statements and Exhibit
(d) Exhibits.
Exhibit No.	Description of Exhibit
10	Morgan Stanley 2007 Equity Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY
(Registrant)

By:	/s/ Ronald T. Carman
	Name:	Ronald T. Carman
	Title:	Assistant Secretary

Date:	April 13, 2007

Index to Exhibits

Exhibit No.	Description of Exhibit
10	Morgan Stanley 2007 Equity Incentive Compensation Plan